Exhibit 99.1

Enveric Biosciences Announces Two Poster Presentations at the Canadian Chemistry Conference and Exhibition (CSC 2023)

CAMBRIDGE, Mass., June 7, 2023 – Enveric Biosciences, Inc. (NASDAQ: ENVB) (“Enveric” or the “Company”), a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression, and addiction disorders, today announced that its research involving the synthesis of small molecule derivatives of psychoactive compounds has been featured in two poster presentations at the Canadian Chemistry Conference and Exhibition (CSC 2023) being held in Vancouver June 4-8, 2023.

The first poster titled, “Novel psilocin prodrugs with altered pharmacological properties as candidate therapies for treatment-resistant anxiety disorders,” describes the chemical synthesis of Enveric’s EVM201 Series molecules to identify novel prodrugs of psilocin with altered metabolic profiles and reduced pharmacological exposure aimed at reducing the duration of the psychedelic experience. Beginning with 30 unique molecules, representing nine distinct prodrug classes, 15 candidates were selected that released the highest levels of psilocin in vitro. Pharmacokinetic analysis confirmed that the efficient release of psilocin in vitro correlated with the amount of psilocin detected in blood plasma. Two molecules that produced plasma psilocin concentrations comparable or superior to psilocybin were evaluated for long-term anxiolytic benefit in chronically stressed mice using the marble-burying psychiatric model.

The second poster titled, “Design, synthesis and pharmacological evaluation of novel MDMA derivatives as potential therapies for the treatment of psychiatric conditions,” describes the design and chemical synthesis of a library of 30 novel MDMA (Ecstasy) derivatives. The compounds were tested for their ability to bind serotonin receptors and transporters. The results show how modifications to the chemical structure of MDMA can lead to substantial alteration in binding to different serotonin receptors and transporters, which could alter pharmacological properties.

“The two posters presented at CSC 2023 showcase the pioneering work of our researchers and collaborators, who are using cutting-edge techniques to produce novel therapeutic candidates that harness key properties of known psychoactive compounds but are designed to display safer pharmacologic profiles more applicable in the mental health setting,” said Joseph Tucker, Ph.D., Director and CEO of Enveric. “We are proud to see the work of our research teams presented at this prestigious scientific conference, and we look forward to their continued contributions to this important field, which we feel has the potential to generate new and improved treatments for people living with mental health conditions.”

Details of the poster presentations are as follows:

Title: Novel psilocin prodrugs with altered pharmacological properties as candidate therapies for treatment-resistant anxiety disorders

Presenter: Sheetal A. Raithatha, Enveric Biosciences

Authors: Sheetal A. Raithatha, Jill M. Hagel, Kaveh Matinkhoo, Lisa Yu, David Press, Govinda Sharma, Dhananjaya D., Sarah G. Cook, Glynnis Jensen, Jessica Lee, Charlie Cai, Jonathan Gallant, Stanley Opare, Xue Chen, Jing Li, Limei Chang, Francesca Maule, Joseph E. Tucker, Peter J. Facchini

Title: Design, synthesis and pharmacological evaluation of novel MDMA derivatives as potential therapies for the treatment of psychiatric conditions

Presenter: Kaveh Matinkhoo, Enveric Biosciences

Authors: Kaveh Matinkhoo, Jill M. Hagel, Sheetal A. Raithatha, David Press, Glynnis Jensen, Jessica Lee, Charlie Cai, Lisa Yu, Govinda Sharma, Dhananjaya D., Sarah G. Cook, Jonathan Gallant, Stanley Opare, Xue Chen, Jing Li, Limei Chang, Francesca Maule, Joseph E. Tucker, Peter J. Facchini

About Enveric Biosciences

Enveric Biosciences (NASDAQ: ENVB) is a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression, and addiction disorders. Leveraging its unique discovery and development platform, The Psybrary™, Enveric has created a robust Intellectual Property portfolio of New Chemical Entities for specific mental health indications. Enveric’s lead program, the EVM201 Series, comprises next generation synthetic prodrugs of the active metabolite, psilocin. Enveric is developing the first product from the EVM201 Series – EB-373 – for the treatment of anxiety disorders. Enveric is also advancing its second program, the EVM301 Series, to offer a first-in-class, new approach to the treatment of difficult-to-address mental health disorders, mediated by the promotion of neuroplasticity without also inducing hallucinations in the patient. Enveric is headquartered in Naples, FL with offices in Cambridge, MA and Calgary, AB Canada. For more information, please visit www.enveric.com.

Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans,” expects” or “does not expect,” “proposed,” “is expected,” “budgets,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements may include historical statements and statements regarding beliefs, plans, expectations, or intentions regarding the future and are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the ability of Enveric to: carry out successful clinical programs in Australia; achieve the value creation contemplated by technical developments; avoid delays in planned clinical trials; establish that potential products are efficacious or safe in preclinical or clinical trials; establish or maintain collaborations for the development of therapeutic candidates; obtain appropriate or necessary governmental approvals to market potential products; obtain future funding for product development and working capital on commercially reasonable terms; scale-up manufacture of product candidates; respond to changes in the size and nature of competitors; hire and retain key executives and scientists; secure and enforce legal rights related to Enveric’s products, including patent protection; identify and pursue alternative routes to capture value from its cannabinoid clinical development pipeline assets; continue as a going concern; manage its future growth effectively; transition from third-party service providers supporting R&D efforts to internal science teams without any adverse impact on Enveric’s ongoing and planned clinical trials; and achieve the intended benefits of its cost reduction plan efforts without negatively impacting Enveric’s business operations and reputation.

A discussion of these and other factors, including risks and uncertainties with respect to Enveric, is set forth in Enveric’s filings with the Securities and Exchange Commission (SEC), including Enveric’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Enveric disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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